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                                                                     Exhibit 10

                        CONSENT OF INDEPENDENT AUDITORS

   We consent to the incorporation by reference in the Registration Statement on Form S-8 (File Number 333-12156) pertaining to the Radware Ltd. 1999 Employee Stock Purchase Plan and in the Registration Statement on Form S-8 (File Number 333-13818) pertaining to the Radware Ltd. 1997 Key Employee Share Incentive Plan and 2001 Employee Stock Purchase Plan, of our report dated February 2, 2003, with respect to the Consolidated Financial Statements of Radware Ltd., included in its Annual Report (Form 20-F) for the year ended December 31, 2002, filed with the Securities and Exchange Commission.





Tel - Aviv, Israel                  KOST FORER & GABBAY
April 1, 2003                       A Member of Ernst & Young Global